                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  August 27, 2001


                          SALIX PHARMACEUTICALS, LTD.
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            (Exact name of registrant as specified in its charter)


                            British Virgin Islands
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                (State or other jurisdiction of incorporation)


           000-23265                                    94-3267443
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    (Commission file Number)                       (IRS Employer ID Number)


     8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (919) 862-1000
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Item 5. Other Events and Regulation FD Disclosure

     On August 27, 2001, Salix Pharmaceuticals announced it had acquired the exclusive right and license to develop, manufacture and commercialize balsalazide in Japan, Korea and Taiwan.

     A copy of this press release is attached as an exhibit.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SALIX PHARMACEUTICALS, LTD.



Date: August 29, 2001                By:  /s/ Adam C. Derbyshire
                                          ----------------------
                                     Adam C. Derbyshire
                                     Vice President and Chief Financial Officer

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